SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 31, 2009

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

420 Lexington Avenue, Suite 408 New York, New York (Address of principal executive offices)	10170 (Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listed Rule or Standard; Transfer of Listing.

On August 31, 2009, SIGA Technologies, Inc. (“SIGA”) received notice from the Listing Qualifications Department of The NASDAQ Stock Market indicating that SIGA has been approved to list its common stock on The NASDAQ Global Market.  SIGA’s common stock began trading on The NASDAQ Global Market, and ceased trading on The NASDAQ Capital Market, at the opening of business on September 3, 2009.

For additional information see the press release attached hereto as Exhibit 99.1, which is incorporated into this Item 3.01 by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SIGA TECHNOLOGIES, INC.

                                              By: /s/ Ayelet Dugary
                                                 Name: Ayelet Dugary
                                                 Title:   Chief Financial Officer

Date:   September 3, 2009